Exhibit 99.1

FOURTH QUARTER 2008

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary	9
• Dividends / Leasing	10 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Stockholders’ Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Properties Commencing Initial Operations	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33
• Rental Property Sales	34

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	36 – 41
• Market Diversification (MSA’s)	42
• Industry Diversification (Top 30 Tenant Industries)	43
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	44
(b) Square Footage	45
(c) Base Rental Revenue	46
(d) Percentage Leased	47
• Consolidated Property Listing (by Property Type)	48 – 56
• Significant Tenants (Top 50 Tenants)	57 – 58
• Schedules of Lease Expirations (by Property Type)	59 – 63

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2008

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•

Risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•

the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•

the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

I.                                         COMPANY BACKGROUND

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.2 billion at December 31, 2008.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 293 properties, primarily class A office and office/flex buildings, totaling approximately 33.5 million square feet, serving as home to approximately 2,100 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.7 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary

(as of December 31, 2008)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	293
Total Square Feet	33.5 million square feet
Geographic Diversity	Six states and the District of Columbia
New Jersey Presence	23.4 million square feet
Northeast Presence	33.5 million square feet
Common Shares and Units Outstanding	80.9 million
Dividend— Quarter/Annualized	$0.64/$2.56
Dividend Yield	10.4%
Total Market Capitalization	$4.2 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Board of Directors

William L. Mack, Chairman of the Board

Alan S. Bernikow	Alan G. Philibosian

John R. Cali	Irvin D. Reid

Kenneth M. Duberstein	Vincent Tese

Nathan Gantcher	Robert F. Weinberg

Mitchell E. Hersh	Roy J. Zuckerberg

David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mark Yeager, Executive Vice President

Equity Research Coverage

Barclays Capital Ross Smotrich (212) 526-2306	Keefe, Bruyette & Woods, Inc. Shelia K. McGrath (212) 887-7793

Bank of America — Merrill Lynch Ian Weissman (212) 449-6255	Keybanc Capital Markets Jordan Sadler (917) 368-2280

Citigroup Michael Bilerman (212) 816-1383	Macquarie Research Equities Nick Pirsos (212) 231-2457

Deutsche Bank-North America Louis Taylor (212) 250-4912	Stifel Nicolaus & Company, Inc. John Guinee (443) 224-1307

Goldman Sachs & Co. Jonathan Habermann (917) 343-4260	UBS James C. Feldman / Jonathan Petersen (212) 713-4932 / (212) 713-4057

Green Street Advisors Michael Knott (949) 640-8780	Wachovia Capital Markets, LLC Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone:	(732) 590-1000	Web:	www.mack-cali.com
Fax:	(732) 205-8237	E-mail:	investorrelations@mack-cali.com

II.  FINANCIAL HIGHLIGHTS

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended December 31, 2008 amounted to $50.9 million, or $0.63 per share, versus $73.0 million, or $0.89 per share, for the quarter ended December 31, 2007.  For the year ended December 31, 2008, FFO available to common shareholders amounted to $279.1 million, or $3.46 per share, versus $293.9 million, or $3.56 per share, for the same period last year.

Net income (loss) available to common shareholders for the fourth quarter 2008 equaled $(4.1 million), or $(0.06) per share, versus net income (loss) of $15.8 million, or $0.24 per share, for the same quarter last year.  For the year ended December 31, 2008, net income (loss) available to common shareholders equaled $51.7 million, or $0.79 per share, versus $108.5 million, or $1.61 per share, for the same period last year.

Included in net income and FFO for the 2008 periods was $(38.9 million), or $(31.8 million) after deduction for minority interest, of non-cash impairment charges included in equity in earnings (loss) in unconsolidated joint ventures.  These charges represent $(0.48) per share in net income (loss) and FFO for the 2008 periods.  Additionally, included in net income and FFO for 2008 was $9.1 million or $7.4 million after deduction for minority interest, of a non-cash gain resulting from the reduction of other obligations.  The gain represents $0.11 per share in net income (loss) and FFO for the 2008 periods.

Excluding the net effect of these items would result in net income (loss) for the fourth quarter 2008 of $20.2 million, or $0.31 per share, and FFO of $80.8 million, or $1.00 per share.

Total revenues for the fourth quarter 2008 were $186.1 million as compared to $201.7 million for the same quarter last year.  For the year ended December 31, 2008, total revenues amounted to $778.0 million, compared to $808.4 million in 2007.

All per share amounts presented above are on a diluted basis.

The Company had 66,419,055 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 14,437,731 common operating partnership units outstanding as of December 31, 2008.  The Company had a total of 80,856,786 common shares/common units outstanding at December 31, 2008.

As of December 31, 2008, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.87 percent.  The Company had a debt-to-undepreciated assets ratio of 40.6 percent at December 31, 2008.  The Company had an interest coverage ratio of 2.5 times for the quarter ended December 31, 2008.

On October 28, 2008, the Company obtained $240 million in mortgage financing from The Northwestern Mutual Life Insurance Company and New York Life Insurance Company as co-lenders.  The mortgage loan, which is collateralized by its Harborside Plaza 5 office property, bears interest at a rate of 6.8 percent per annum and carries a 10-year term.  Proceeds from the loan were used to pay down outstanding borrowings under the Company’s unsecured revolving credit facility.

On November 17, 2008, the Company accepted for purchase $100.3 million principal amount of its 7.25 percent Senior Unsecured Notes due March 15, 2009 (the “Notes”), validly tendered pursuant to its previously announced cash tender offer on November 6, 2008 (the “Tender Offer”).  The Notes accepted for purchase represented approximately 33.4 percent of the principal amount of Notes outstanding prior to the Tender Offer.  The aggregate consideration for Notes accepted for payment, including accrued and unpaid interest, was approximately $101.5 million.  The Notes purchased pursuant to the Tender Offer were cancelled and approximately $199.7 million principal amount of the Notes remain outstanding.

On January 27, 2009, the Company obtained $64.5 million in two mortgage financings from Guardian Life Insurance Company of America.  The two Guardian financings, which are collateralized by one property and three office properties located in Clark and Red Bank, New Jersey, respectively, both bear interest at a rate of 7.25 percent per annum and carry a 10-year term.

Dividends

In December, the Company’s Board of Directors declared a cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the fourth quarter 2008, which was paid on January 12, 2009 to shareholders of record as of January 6, 2009.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period October 15, 2008 through January 14, 2009.  The dividend was paid on January 15, 2009 to shareholders of record as of January 6, 2009.

Leasing

Mack-Cali’s consolidated in-service portfolio was 91.3 percent leased at December 31, 2008, as compared to 91.8 percent at September 30, 2008.

For the quarter ended December 31, 2008, the Company executed 112 leases at its consolidated in-service portfolio totaling 568,176 square feet, consisting of 330,127 square feet of office space, and 238,049 square feet of office/flex space.  Of these totals, 163,354 square feet were for new leases and 404,822 square feet were for lease renewals and other tenant retention transactions.

For the year ended December 31, 2008, the Company executed 499 leases at its consolidated in-service portfolio totaling 3,785,004 square feet, consisting of 2,634,965 square feet of office space, 1,113,604 square feet of office/flex space and 36,435 square feet of industrial/warehouse space.  Of these totals, 1,256,051 square feet were for new leases and 2,528,953 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

•                  The Daily Record, a daily newspaper serving Morris County, New Jersey, signed a new five-year and two month lease for 17,374 square feet at 6 Century Drive in Parsippany.  The 100,036 square-foot office building, located in the Mack-Cali Business Campus, is 94.7 percent leased.

•                  Yorkville Advisors, LLC, a private investment management firm, renewed leases totaling 14,419 square feet at 101 Hudson Street in Jersey City for five years.  The 1.3 million square-foot office building is 100 percent leased.

CENTRAL NEW JERSEY:

•                  Paragon Computer Professionals, Inc., a provider of management consulting and information technology solutions, signed renewal transactions totaling 22,415 square feet at 25 Commerce Drive in Cranford.  The renewal terms vary from 38 to 40 months.  The 67,749 square-foot office building, located in Cranford Business Park, is 88.7 percent leased.

•                  Rockwood Specialties, Inc., a specialty chemicals and advanced performance materials company, signed transactions totaling 19,753 square feet at 100 Overlook Center in Princeton, consisting of a three-year renewal of 16,917 square feet and a four-year two-month expansion of 2,836 square feet.  Princeton Overlook is a 149,600 square-foot office building that is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:

•                  SmartPros Ltd., a provider of professional education products, signed a nine-year renewal for 17,850 square feet at 12 Skyline Drive in Hawthorne.  The 46,850 square-foot office/flex building, located in Mid-Westchester Executive Park, is 100 percent leased.

SUBURBAN PHILADELPHIA:

•                  GGB, LLC, a manufacturer of power transmission equipment, signed a two-year four-month renewal for the entire 21,600 square-foot office/flex building located at 1451 Metropolitan Avenue in West Deptford, New Jersey.

NORTHERN AND CENTRAL NEW JERSEY JOINT VENTURE PROPERTIES:

•                  Thomson Inc., a provider of video solutions for media industries, signed transactions totaling 67,401 square feet at 2 Independence Way in Princeton, consisting of a three-year six-month renewal of 62,543 square feet and a five-year 10-month expansion of 4,858 square feet.  Thomson now leases the entire office building, which is located in Princeton Corporate Center.

•                  Tangoe Inc., a global provider of enterprise communications lifecycle management software, signed transactions totaling 14,690 square feet at 20 Waterview Boulevard in Parsippany, consisting of a two-year two-month renewal of 10,497 square feet and a three-year expansion of 4,193 square feet.  The 225,550 square-foot office building in the Waterview Corporate Center is 98.7 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Key Financial Data

	As of or for the three months ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Shares and Units:
Common Shares Outstanding	66,419,055	65,875,466	65,756,271	65,680,674	65,558,073
Common Units Outstanding (a)	14,437,731	14,856,139	14,931,138	14,982,538	14,985,538
Combined Shares and Units	80,856,786	80,731,605	80,687,409	80,663,212	80,543,611
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	80,465,797	80,414,716	80,377,518	80,356,876	81,939,677
Weighted Average- Diluted (c)	80,500,825	80,617,243	80,585,378	80,491,357	82,137,909

Common Share Price ($’s):
At the end of the period	24.50	33.87	34.17	35.71	34.00
High during period	33.31	43.00	40.56	37.42	45.00
Low during period	13.16	31.00	33.67	28.44	30.42

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	2,006,777	2,760,543	2,783,384	2,906,755	2,764,897
Total Debt	2,225,475	2,230,861	2,234,347	2,239,963	2,211,735
Total Market Capitalization	4,232,252	4,991,404	5,017,731	5,146,718	4,976,632
Total Debt/ Total Market Capitalization	52.58%	44.69%	44.53%	43.52%	44.44%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,443,922	4,492,890	4,541,287	4,560,962	4,593,202
Gross Book Value of Real Estate Assets	4,963,780	4,940,111	4,923,527	4,892,991	4,885,429
Total Liabilities	2,484,559	2,479,225	2,505,624	2,497,472	2,492,797
Total Minority Interests	414,900	437,816	444,562	451,455	457,850
Total Stockholders’ Equity	1,544,463	1,575,849	1,591,101	1,612,035	1,642,555
Total Revenues	186,100	204,363	192,793	194,713	201,682
Capitalized Interest	1,090	1,733	1,601	1,376	1,383
Scheduled Principal Payments	4,047	3,486	3,896	3,772	3,393
Interest Coverage Ratio	2.53	3.63	3.40	3.18	3.26
Fixed Charge Coverage Ratio	1.75	3.06	2.85	2.70	2.80
Net Income	(3,636)	23,069	18,844	15,449	16,349
Net Income Available to Common Shareholders	(4,136)	22,569	18,344	14,949	15,849
Earnings per Share—diluted	(0.06)	0.34	0.28	0.23	0.24
FFO per Share—diluted (e)	0.63	1.02	0.93	0.88	0.89
Dividends Declared per Share	0.64	0.64	0.64	0.64	0.64
FFO Payout Ratio—diluted (e)	101.25%	62.84%	68.55%	72.68%	72.00%

Portfolio Size:
Properties	293	294	294	294	294
Total Square Footage	33,501,011	33,733,011	33,733,011	33,733,011	33,733,011
Sq. Ft. Leased at End of Period (f) (g)	91.3%	91.8%	92.3%	92.1%	92.7%

(a)                Includes any outstanding preferred units presented on a converted basis into common units.

(b)               Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)                Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)               Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.

(e)                Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(f)                  Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.

(g)               Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Same Store Results and Analysis

(dollars in thousands)

	For the three months ended December 31,			%
	2008	2007	Change	Change

Total Property Revenues	$176,748	$174,704	$2,044	1.2

Real Estate Taxes	19,011	21,148	(2,137)	(10.1)
Utilities	18,434	18,254	180	1.0
Operating Services	29,662	26,202	3,460	13.2
Total Property Expenses:	67,107	65,604	1,503	2.3

GAAP Net Operating Income	109,641	109,100	541	0.5

Less: straight-lining of rents adj.	2,958	1,060	1,898	179.1

Net Operating Income	$106,683	$108,040	$(1,357)	(1.3)

Percentage Leased at Period End	91.3%	92.7%

Total Properties:	255

Total Square Footage:	29,245,361

	For the year ended December 31,			%
	2008	2007	Change	Change

Total Property Revenues	$680,051	$669,456	$10,595	1.6

Real Estate Taxes	86,658	88,909	(2,251)	(2.5)
Utilities	82,630	72,001	10,629	14.8
Operating Services	95,677	95,433	244	0.3
Total Property Expenses:	264,965	256,343	8,622	3.4

GAAP Net Operating Income	415,086	413,113	1,973	0.5

Less: straight-lining of rents adj.	6,529	7,421	(892)	(12.0)

Net Operating Income	$408,557	$405,692	$2,865	0.7

Percentage Leased at Period End	91.2%	92.6%

Total Properties:	251

Total Square Footage:	28,531,653

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	17	New Jersey	88.1%	2,237,881	50.0%
Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	33.9%	666,697	25.0%
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	100.0%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road (a)	1	Parsippany, NJ	0.0%	100,000	8.33%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	93.3%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land (b)	n/a	Bridgewater, NJ	n/a	205,000	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	1,481,000	15.0%

(a)          The Company is developing a 100,000 square foot office building for the venture.

(b)         The Company will be developing a 205,000 square foot office building for the venture.

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2008 and 2007 (dollars in thousands):

	December 31, 2008
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,173	—	$62,469	$24,583	$326,912	$41,673	$56,771	$9,769	—	$14,598	—	—	$546,948
Other assets	1,008	$20	34,654	4,301	43,037	22,396	495	425	$17,896	789	$63,521	$4,416	192,958
Total assets	$11,181	$20	$97,123	$28,884	$369,949	$64,069	$57,266	$10,194	$17,896	$15,387	$63,521	$4,416	$739,906
Liabilities and Partners’/members’ capital (deficit):
Mortgages, loans payable and other obligations	—	—	$74,852	$20,416	$276,752	$52,800	$43,541	$11,750	—	$7,170	—	—	$487,281
Other liabilities	$531	—	21,652	87	21,451	5,128	985	45	—	—	$18,515	$2,578	70,972
Partners’/members’ capital (deficit)	10,650	$20	619	8,381	71,746	6,141	12,740	(1,601)	$17,896	8,217	45,006	1,838	181,653
Total liabilities and partners’/members’ capital (deficit)	$11,181	$20	$97,123	$28,884	$369,949	$64,069	$57,266	$10,194	$17,896	$15,387	$63,521	$4,416	$739,906
Company’s investment in unconsolidated joint ventures, net	$5,248	—	$254	$3,929	$92,110	$1,342	$4,024	—	$9,068	$8,300	$13,464	$756	$138,495

	December 31, 2007
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,787	$7,254	$65,611	$23,618	$368,028	$42,517	$57,368	$7,813	—	$7,954	—	—	$590,950
Other assets	2,250	763	17,995	2,818	52,741	25,679	3,323	1,809	$17,000	851	$81,651	$1,918	208,798
Total assets	$13,037	$8,017	$83,606	$26,436	$420,769	$68,196	$60,691	$9,622	$17,000	$8,805	$81,651	$1,918	$799,748
Liabilities and Partners’/members’ capital (deficit):
Mortgages, loans payable and other obligations	—	$14,771	$76,072	$18,116	$281,746	$52,800	$42,495	$10,103	—	$8,761	—	—	$504,864
Other liabilities	$532	366	6,324	132	23,809	6,847	1,809	30	—	—	$20,678	$80	60,607
Partners’/members’ capital (deficit)	12,505	(7,120)	1,210	8,188	115,214	8,549	16,387	(511)	$17,000	44	60,973	1,838	234,277
Total liabilities and partners’/members’ capital (deficit)	$13,037	$8,017	$83,606	$26,436	$420,769	$68,196	$60,691	$9,622	$17,000	$8,805	$81,651	$1,918	$799,748
Company’s investment in unconsolidated joint ventures, net	$6,175	—	$513	$3,703	$128,107	$2,029	$4,729	—	$8,518	$7,752	$18,828	$712	$181,066

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended December 31, 2008 and 2007 (dollars in thousands):

	Three Months Ended December 31, 2008
	Plaza			Red Bank	Mack-	Princeton					Boston-	NKFGMS
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Downtown	Owners	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	LLC	Jefferson	Total

Total revenues	$288	$7,848	$13,204	$809	$13,766	$1,561	$670	$434	—	$599	—	—	—	$39,179
Operating and other expenses	(46)	(302)	(7,658)	(272)	(37,907)	(1,671)	(1,165)	(244)	—	(14)	—	—	—	(49,279)
Depreciation and amortization	(153)	(118)	(1,000)	(148)	(5,904)	(2,202)	(470)	(97)	—	(128)	—	—	—	(10,220)
Interest expense	—	386	(1,156)	(190)	(4,219)	(714)	(544)	(182)	—	(129)	—	—	—	(6,748)

Net income	$89	$7,814	$3,390	$199	$(34,264)	$(3,026)	$(1,509)	$(89)	—	$328	—	—	—	$(27,068)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$44	$90	$1,695	$99	$(28,416)	$(613)	$(453)	$29	—	$164	$(11,858)	—	—	$(39,219)

						Three Months Ended December 31, 2007
	Plaza			Red Bank	Mack-	Princeton					Boston-	NKFGMS
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Downtown	Owners	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	LLC	Jefferson	Total

Total revenues	$284	$380	$13,008	$856	$16,561	$3,839	$737	$9	—	$792	$(8)	$(17,698)	—	$18,760
Operating and other expenses	(42)	(4,629)	(7,759)	(232)	(30,187)	(1,640)	(780)	50	—	(15)	(20)	17,565	—	(27,689)
Depreciation and amortization	(154)	(201)	(1,467)	(159)	(4,006)	(1,458)	258	211	—	(88)	—	—	—	(7,064)
Interest expense	—	(251)	(1,073)	(317)	(6,407)	(1,189)	(946)	473	—	(209)	—	—	—	(9,919)

Net income	$88	$(4,701)	$2,709	$148	$(24,039)	$(448)	$(731)	$743	—	$480	$(28)	$(133)	—	$(25,912)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$44	—	$1,319	$74	$(1,326)	$(115)	$(581)	$(76)	—	$240	$(11)	—	—	$(432)

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the years ended December 31, 2008 and 2007 (dollars in thousands):

	Year Ended December 31, 2008
	Plaza			Red Bank	Mack-	Princeton					Boston-	NKFGMS
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Downtown	Owners	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	LLC	Jefferson	Total
Total revenues	$1,131	$9,186	$45,783	$3,205	$51,051	$10,423	$2,770	$1,648	—	$2,188	$51	—	—	$127,436
Operating and other expenses	(183)	(1,182)	(26,772)	(868)	(53,334)	(6,552)	(3,716)	(632)	—	(72)	(33,333)	—	—	(126,644)
Depreciation and amortization	(614)	(481)	(4,919)	(593)	(20,433)	(4,885)	(1,758)	(350)	—	(511)	—	—	—	(34,544)
Interest expense	—	(203)	(4,682)	(792)	(17,381)	(3,318)	(2,443)	(700)	—	(509)	—	—	—	(30,028)

Net income	$334	$7,320	$9,410	$952	$(40,097)	$(4,332)	$(5,147)	$(34)	—	$1,096	$(33,282)	—	—	$(63,780)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$167	$90	$4,740	$475	$(32,354)	$(880)	$(1,154)	$455	—	$548	$(11,839)	—	—	$(39,752)

	Year Ended December 31, 2007
	Plaza			Red Bank	Mack-	Princeton					Boston-	NKFGMS
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Downtown	Owners	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	LLC	Jefferson	Total
Total revenues	$1,015	$1,903	$43,952	$1,098	$67,113	$12,996	$2,522	$12	—	$2,280	$664	—	—	$133,555
Operating and other expenses	(174)	(5,795)	(26,706)	(238)	(53,123)	(6,529)	(3,593)	(83)	—	(65)	(688)	—	—	(96,994)
Depreciation and amortization	(616)	(727)	(5,929)	(208)	(24,751)	(3,785)	(1,652)	(118)	—	(352)	—	—	—	(38,138)
Interest expense	—	(1,047)	(4,669)	(367)	(26,706)	(4,768)	(3,428)	(323)	—	(663)	—	—	—	(41,971)

Net income	$225	$(5,666)	$6,648	$285	$(37,467)	$(2,086)	$(6,151)	$(512)	—	$1,200	$(24)	—	—	$(43,548)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$113	$(375)	$3,182	$143	$(6,677)	$(531)	$(2,236)	$(180)	—	$600	$(10)	$53	—	$(5,918)

Select Financial Ratios

Ratios Computed For Industry	December 31,
Comparisons:	2008	2007

Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	50.08%	48.15%

Total Debt/ Total Market Capitalization (Market value) (%)	52.58%	44.44%

Total Debt/ Total Undepreciated Assets (%)	40.58%	40.21%

Secured Debt/ Total Undepreciated Assets (%)	9.59%	5.48%

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007

Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.53	3.26	3.18	3.32

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	1.82	2.95	2.67	3.01

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div.+Prin. Amort.+Ground Lease Payments)(x)	1.75	2.80	2.54	2.86

FFO Payout (Dividends Declared/Funds from Operations) (%)	101.25%	72.00%	73.97%	71.86%

Debt Analysis

(as of December 31, 2008)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes and Other Obligations	$1,538,439	69.13%	6.25%	3.56
Fixed Rate Secured Debt	526,036	23.64%	6.01%	6.20
Variable Rate Unsecured Debt	161,000	7.23%	1.82%	2.48

Totals/Weighted Average:	$2,225,475	100.00%	5.87%	4.10

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2009	$10,074	$199,724	$209,798	7.40%
2010	5,315	334,500	339,815	5.27%
2011	5,667	461,000	466,667	5.80%
2012	5,992	210,148	216,140	6.14%
2013	5,236	145,222	150,458	5.25%
Thereafter	24,004	820,260	844,264	5.82%
Sub-total	56,288	2,170,854	2,227,142	5.87%
Adjustment for unamortized debt discount/premium, net, as of December 31, 2008	(1,667)	—	(1,667)	—

Totals/Weighted Average:	$54,621	$2,170,854	$2,225,475	5.87%

Debt Maturities

(dollars in thousands)

	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
6404 Ivy Lane										—
Prudential Portfolio		$150,000								$150,000
105 Challenger		19,500								19,500
2200 Renaissance Boulevard				$15,234						15,234
Soundview Plaza					$14,889					14,889
9200 Edmonston Road					4,229					4,229
6305 Ivy Lane						$5,726				5,726
6301 Ivy Lane						5,320				5,320
35 Waterview						18,185				18,185
395 West Passaic						9,492				9,492
23 Main Street									$26,566	26,566
Harborside Plaza 5									204,970	204,970
Total Secured Debt:	—	$169,500	—	$15,234	$19,118	$38,723	—	—	$231,536	$474,111

Unsecured Debt:
Unsecured credit facility			$161,000							$161,000
7.250% unsecured notes due 3/09	$199,724									199,724
5.050% unsecured notes due 4/10		$150,000								150,000
7.835% unsecured notes due 12/10		15,000								15,000
7.750% unsecured notes due 2/11			300,000							300,000
5.250% unsecured notes due 1/12				$100,000						100,000
6.150% unsecured notes due 12/12				94,914						94,914
5.820% unsecured notes due 3/13					$26,105					26,105
4.600% unsecured notes due 6/13					100,000					100,000
5.125% unsecured notes due 2/14						$200,000				200,000
5.125% unsecured notes due 1/15							$150,000			150,000
5.80% unsecured notes due 1/16								$200,000		200,000
Total Unsecured Debt:	$199,724	$165,000	$461,000	$194,914	$126,105	$200,000	$150,000	$200,000	—	$1,696,743

Total Debt:	$199,724	$334,500	$461,000	$210,148	$145,223	$238,723	$150,000	$200,000	$231,536	$2,170,854

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	December 31, 2008	December 31, 2007	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, Senior Unsecured Notes	public debt	7.486%	$199,689	$299,716	03/15/09
5.050%, Senior Unsecured Notes	public debt	5.265%	149,929	149,874	04/15/10
7.835%, Senior Unsecured Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, Senior Unsecured Notes	public debt	7.930%	299,641	299,468	02/15/11
5.250%, Senior Unsecured Notes	public debt	5.457%	99,404	99,210	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	92,963	92,472	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,641	25,530	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,872	99,844	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	201,229	201,468	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,441	149,349	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,540	200,616	01/15/16
Total Senior Unsecured Notes:			$1,533,349	$1,632,547

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	Libor +0.550%	$161,000	$250,000	6/22/11
Total Revolving Credit Facilities:			$161,000	$250,000

Property Mortgages: (c)
6404 Ivy Lane	Wachovia CMBS	5.582%	—	$13,029		(d)
Assumed Obligations	n/a	5.000%	$5,090	27,657	05/01/09	(e)
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	19,188	18,968	06/06/10
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	17,043	17,442	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	17,109	17,575	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,955	5,096	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,901	7,098	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	12,176	12,596	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,480	6,655	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,868	20,104	08/11/14
23 Main Street	JPMorgan CMBS	5.587%	32,521	32,968	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.804%	239,795	—	11/01/18
Total Mortgages, Loans Payable and Other Obligations:			$531,126	$329,188

Total Debt:			$2,225,475	$2,211,735

(a)          Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)         Total borrowing capacity under this facility is $775 million.

(c)          Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)         On May 5, 2008, the Company repaid this mortgage at par, using available cash.

(e)          The obligations mature at various times through May 2009.

(f)            Mortgage is collateralized by seven properties.

III. FINANCIAL INFORMATION

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Revenues
Base rents	$149,399	$147,889	$593,898	$575,463
Escalations and recoveries from tenants	27,625	25,304	109,690	104,781
Construction services	4,346	19,344	40,680	88,066
Real estate services	3,471	4,703	13,487	17,970
Other income	1,259	4,442	20,214	22,070
Total revenues	186,100	201,682	777,969	808,350

Expenses
Real estate taxes	16,479	21,151	88,001	90,895
Utilities	18,433	18,254	84,227	73,072
Operating services	28,536	27,876	107,616	106,946
Direct construction costs	3,562	19,155	37,649	85,179
General and administrative	10,885	14,811	43,984	52,162
Depreciation and amortization	50,085	48,500	194,635	183,564
Total expenses	127,980	149,747	556,112	591,818
Operating income	58,120	51,935	221,857	216,532

Other (expense) income
Interest expense	(33,182)	(32,240)	(128,145)	(126,672)
Interest and other investment income	270	497	1,385	4,670
Equity in earnings (loss) of unconsolidated joint ventures	(39,219)	(432)	(39,752)	(5,918)
Minority interest in consolidated joint ventures	378	151	664	643
Gain on reduction of other obligations	9,063	—	9,063	—
Gain on sale of investment in marketable securities	—	—	471	—
Total other (expense) income	(62,690)	(32,024)	(156,314)	(127,277)
Income (loss) from continuing operations before minority interest in Operating Partnership	(4,570)	19,911	65,543	89,255
Minority interest in Operating Partnership	934	(3,562)	(11,817)	(16,126)
Income (loss) from continuing operations	(3,636)	16,349	53,726	73,129
Discontinued operations (net of minority interest):
Income (loss) from discontinued operations	—	—	—	1,057
Realized gains (losses) and unrealized losses on disposition of rental property, net	—	—	—	36,280
Total discontinued operations, net	—	—	—	37,337
Net income (loss)	(3,636)	16,349	53,726	110,466
Preferred stock dividends	(500)	(500)	(2,000)	(2,000)
Net income (loss) available to common shareholders	$(4,136)	$15,849	$51,726	$108,466

Basic earnings (loss) per common share:
Income (loss) from continuing operations	$(0.06)	$0.24	$0.79	$1.06
Discontinued operations	—	—	—	0.56
Net income (loss)available to common shareholders	$(0.06)	$0.24	$0.79	$1.62

Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$(0.06)	$0.24	$0.79	$1.06
Discontinued operations	—	—	—	0.55
Net income (loss) available to common shareholders	$(0.06)	$0.24	$0.79	$1.61

Dividends declared per common share	$0.64	$0.64	$2.56	$2.56

Basic weighted average shares outstanding	65,640	66,903	65,489	67,026

Diluted weighted average shares outstanding	80,501	82,138	80,648	82,500

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts) (unaudited)

	December 31,
	2008	2007
Assets
Rental property
Land and leasehold interests	$731,086	$726,253
Buildings and improvements	3,792,186	3,753,088
Tenant improvements	431,616	397,132
Furniture, fixtures and equipment	8,892	8,956
	4,963,780	4,885,429
Less – accumulated depreciation and amortization	(1,040,778)	(907,013)
Net investment in rental property	3,923,002	3,978,416
Cash and cash equivalents	21,621	24,716
Marketable securities available for sale at fair value	—	4,839
Investments in unconsolidated joint ventures	138,495	181,066
Unbilled rents receivable, net	112,524	107,761
Deferred charges and other assets, net	212,422	246,386
Restricted cash	12,719	13,613
Accounts receivable, net of allowance for doubtful accounts of $2,319 and $1,576	23,139	36,405

Total assets	$4,443,922	$4,593,202

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,533,349	$1,632,547
Revolving credit facility	161,000	250,000
Mortgages, loans payable and other obligations	531,126	329,188
Dividends and distributions payable	52,249	52,099
Accounts payable, accrued expenses and other liabilities	119,451	142,778
Rents received in advance and security deposits	54,406	51,992
Accrued interest payable	32,978	34,193
Total liabilities	2,484,559	2,492,797

Minority interests:
Operating Partnership	414,114	456,436
Consolidated joint ventures	786	1,414
Total minority interests	414,900	457,850
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized, 66,419,055 and 65,558,073shares outstanding	664	656
Additional paid-in capital	1,905,386	1,886,467
Dividends in excess of net earnings	(386,587)	(269,521)
Accumulated other comprehensive income	—	(47)
Total stockholders’ equity	1,544,463	1,642,555

Total liabilities and stockholders’ equity	$4,443,922	$4,593,202

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the year ended December 31, 2008
(in thousands) (unaudited)

							Accumulated
					Additional	Dividends in	Other	Total
	Preferred Stock		Common Stock		Paid-In	Excess of	Comprehensive	Stockholders’	Comprehensive
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	Income (Loss)	Equity	Income
Balance at January 1, 2008	10	$25,000	65,558	$656	$1,886,467	$(269,521)	$(47)	$1,642,555	—
Net income	—	—	—	—	—	53,726	—	53,726	$53,726
Preferred stock dividends	—	—	—	—	—	(2,000)	—	(2,000)	—
Common stock dividends	—	—	—	—	—	(168,792)	—	(168,792)	—
Redemption of common units for common stock	—	—	547	5	16,243	—	—	16,248	—
Shares issued under Dividend Reinvestment and Stock Purchase Plan	—	—	10	—	319	—	—	319	—
Stock options exercised	—	—	82	—	2,311	—	—	2,311	—
Comprehensive Gain:
Unrealized holding gain on marketable securities available for sale	—	—	—	—	—	—	518	518	518
Directors Deferred comp. plan	—	—	—	—	388	—	—	388	—
Issuance of restricted stock	—	—	375	3	1,965	—	—	1,968	—
Stock Compensation	—	—	—	2	2,949	—	—	2,951	—
Cancellation of restricted stock	—	—	(2)	—	(60)	—	—	(60)	—
Repurchase of Common Stock	—	—	(151)	(2)	(5,196)	—	—	(5,198)	—
Reclassification adjustment for realized gain included in net income	—	—	—	—	—	—	(471)	(471)	(471)
Balance at December 31, 2008	10	$25,000	66,419	$664	$1,905,386	$(386,587)	—	$1,544,463	$53,773

The accompanying notes are an integral part of these consolidated financial statements.

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Net income (loss) available to common shareholders	$(4,136)	$15,849	$51,726	$108,466
Add: Minority interest in Operating Partnership	(934)	3,562	11,817	16,126
Minority interest in discontinued operations	—	—	—	8,374
Real estate-related depreciation and amortization on continuing operations (a)	55,955	53,598	215,556	204,937
Real estate-related depreciation and amortization on discontinued operations	—	—	—	424
Deduct: Discontinued operations – realized gains (losses) and unrealized losses on disposition of rental property, net	—	—	—	(44,414)
Funds from operations available to common shareholders (b)	$50,885	$73,009	$279,099	$293,913

Diluted weighted average shares/units outstanding (c)	80,501	82,138	80,648	82,500

Funds from operations per share/unit – diluted	$0.63	$0.89	$3.46	$3.56

Dividend declared per common share	$0.64	$0.64	$2.56	$2.56

Dividend payout ratios:
Funds from operations-diluted	101.25%	72.00%	73.97%	71.86%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$4,070	$3,822	$11,562	$10,875
Tenant improvements and leasing commissions	$12,479	$12,886	$50,557	$56,759
Straight-line rent adjustments (d)	$3,061	$1,775	$8,305	$11,161
Amortization of (above)/below market lease intangibles, net (e)	$2,081	$1,911	$8,069	$5,326
Gain on reduction of other obligations	$9,062	—	$9,062	—
Impairment charges included in equity in earnings (loss)	$38,938	—	$38,938	—

(a)                      Includes the Company’s share from unconsolidated joint ventures of $5,956 and $5,125 for the three months ended December 31, 2008 and 2007, respectively and $21,250 and $21,875 for the twelve months ended December 31, 2008 and 2007, respectively.

(b)                    Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c)                      Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,826 shares and 15,037 shares for the three months ended December 31, 2008 and 2007, respectively, and 14,915 shares and 15,190 shares for the twelve months ended December 31, 2008 and 2007, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d)                     Includes the Company’s share from unconsolidated joint ventures of $103 and $715 for the three months ended December 31, 2008 and 2007, respectively and $1,003 and $3,068 for the twelve months ended December 31, 2008 and 2007, respectively.

(e)                      Includes the Company’s share from unconsolidated joint ventures of $455 and $370 for three months ended December 31, 2008 and 2007, respectively and $1,695 and $1,467 for the twelve months ended December 31, 2008 and 2007, respectively.

Statements of Funds from Operations Per Diluted Share

and Funds from Operations Excluding Certain Non-Cash Items Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

		Three Months Ended December 31,		Year Ended December 31,
		2008	2007	2008	2007
Net income (loss) available to common shareholders		$(0.06)	$0.24	$0.79	$1.61
Add:	Real estate-related depreciation and amortization on continuing operations (a)	0.70	0.65	2.67	2.48
	Real estate-related depreciation and amortization on discontinued operations	—	—	—	0.01
Deduct:	Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	—	—	—	(0.54)
	Minority interest/rounding adjustment	(0.01)	—	—	—

Funds from operations available to common shareholders (b)		$0.63	$0.89	$3.46	$3.56
Add:	Non-cash impairment charges from equity in earnings (loss) in unconsolidated joint ventures	0.48	—	0.48	—
Deduct: Non-cash gain from reduction of other obligations		(0.11)	—	(0.11)	—

FFO Excluding Items		$1.00	$0.89	$3.83	$3.56

Dividend payout ratio for FFO Excluding Items		63.80%	72.00%	66.82%	71.86%

Diluted weighted average shares/units outstanding (c)		80,501	82,138	80,648	82,500

(a)   Includes the Company’s share from unconsolidated joint ventures of $0.07 and $0.06 for the three months ended December 31, 2008 and 2007, respectively and $0.26 and $0.27 for the twelve months ended December 31, 2008 and 2007, respectively.

(b)   Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c)   Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,826 shares and 15,037 shares for the three months ended December 31, 2008 and 2007, respectively and 14,915 and 15,190 for the twelve months ended December 31, 2008 and 2007, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Basic weighted average shares outstanding:	65,640	66,903	65,489	67,026
Add: Weighted average common units	14,826	15,037	14,915	15,190
Basic weighted average shares/units:	80,466	81,940	80,404	82,216
Add: Stock options	—	113	95	185
Restricted Stock Awards	35	85	149	99

Diluted weighted average shares/units outstanding:	80,501	82,138	80,648	82,500

IV.  VALUE CREATION PIPELINE

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the year ended December 31, 2008

None

For the year ended December 31, 2007

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
05/08/07	AAA Properties (a) (c)	Hamilton Township, Mercer County, NJ	2	69,232	$9,048
06/11/07	125 Broad Street (b) (c)	New York, New York County, NY	1	524,476	274,091

Total Property Acquisitions:			3	593,708	$283,139

(a)   Included in this transaction was the acquisition of two parcels of developable land aggregating approximately 13 acres.

(b)   Acquisition represented two units of office condominium interests, which collectively comprise floors 2 through 16, or 39.6 percent, of the 40-story, 1.2 million square-foot building.

(c)   Transaction was funded primarily through borrowing on the Company’s revolving credit facility.

Properties Commencing Initial Operations

(dollars in thousands)

For the year ended December 31, 2008

None

For the year ended December 31, 2007

Date Placed in Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Cost Incurred
Office Majority Owned:
05/08/07	700 Horizon Drive	Hamilton Township, Mercer County, NJ	1	120,000	$16,415

Unconsolidated Joint Ventures:
03/01/07	100 Kimball Drive	Parsippany, Morris County, NJ	1	175,000	39,076
09/08/07	Red Bank Corporate Plaza	Red Bank, Monmouth County, NJ	1	92,878	23,735

Total Properties Commencing Initial Operations:			3	387,878	$79,226

Summary of Construction Projects

(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 12/31/08	Total Estimated Costs	Current % Leased	Company Effective Ownership
Majority Owned:
Wyndham Build-to-Suit	Parsippany, NJ	Office	2009-1Q	1	250,000	$52,548	$64,837	100.0%	100.0%

Total				1	250,000	$52,548	$64,837	100.0%	100.0%

Unconsolidated Joint Ventures:
One Jefferson	Parsippany, NJ	Office	2009-1Q	1	100,000	$17,664	$28,351	0.0%	8.33%

Total				1	100,000	$17,664	$28,351	0.0%	8.33%

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	205,000	Office
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (a)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (a)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel	(e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (a)	Boston	MA	1.5	1,481,000	Mixed-Used

Total:			417.3	12,705,013

(a)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Rental Property Sales

(dollars in thousands)

For the year ended December 31, 2008

None

For the year ended December 31, 2007

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/10/07	1000 Bridgeport Avenue	Shelton, Fairfield County, Connecticut	1	133,000	$16,411	$13,782	$2,629
06/11/07	500 W. Putnam Avenue	Greenwich, Fairfield County, Connecticut	1	121,250	54,344	18,113	36,231
07/13/07	100 & 200 Decadon Drive	Egg Harbor, Atlantic County, New Jersey	2	80,344	11,448	5,894	5,554

Total Office Property Sales:			4	334,594	$82,203	$37,789	$44,414

V.  PORTFOLIO/ LEASING STATISTICS

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended December 31, 2008)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 9/30/08	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/08 (c)	Pct. Leased 12/31/08	Pct. Leased 9/30/08

Northern NJ	12,250,193	—	(137,612)	108,550	(29,062)	12,221,131	92.5%	92.7%
Central NJ	4,779,560	—	(146,543)	96,297	(50,246)	4,729,314	92.4%	93.4%
Westchester Co., NY	4,532,701	—	(171,837)	148,316	(23,521)	4,509,180	94.2%	94.7%
Manhattan	524,476	—	—	—	—	524,476	100.0%	100.0%
Sub. Philadelphia	3,133,395	—	(184,552)	148,935	(35,617)	3,097,778	87.8%	88.8%
Fairfield, CT	525,854	—	(21,373)	21,651	278	526,132	88.0%	88.0%
Washington, DC/MD	940,170	—	(34,097)	31,127	(2,970)	937,200	72.5%	72.7%
Rockland Co., NY	165,469	—	(18,210)	13,300	(4,910)	160,559	89.2%	91.9%

Total	26,851,818	—	(714,224)	568,176	(146,048)	26,705,770	91.3%	91.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2008	29,245,361
Total sq. ft. of properties added/sold this period	—
Total sq. ft. as of December 31, 2008	29,245,361

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2008 aggregating 67,473 square feet for which no new leases were signed.

Leasing Statistics

(For the three months ended December 31, 2008)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market

Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	22	108,550	60,723	47,827	5.3	26.90	3.75
Central NJ	Office	17	77,519	27,097	50,422	4.1	26.94	3.74
	Office/Flex	3	18,778	—	18,778	2.4	16.32	2.22
Westchester Co., NY	Office	12	32,280	13,472	18,808	3.9	24.23	2.78
	Office/Flex	14	116,036	26,162	89,874	4.6	13.85	1.53
Sub. Philadelphia	Office	19	63,500	8,854	54,646	2.5	24.20	2.94
	Office/Flex	7	85,435	11,135	74,300	1.9	8.78	1.31
Fairfield Co., CT	Office	2	3,851	1,850	2,001	2.1	20.39	1.35
	Office/Flex	2	17,800	—	17,800	1.5	17.75	3.12
Washington, DC/MD	Office	10	31,127	14,061	17,066	3.8	22.45	1.41
Rockland Co., NY	Office	4	13,300	—	13,300	4.9	27.39	2.69

Total		112	568,176	163,354	404,822	3.8	20.15	2.64

Detail by Property Type
	Office	86	330,127	126,057	204,070	4.1	25.65	3.28
	Office/Flex	26	238,049	37,297	200,752	3.2	12.52	1.58

Total		112	568,176	163,354	404,822	3.8	20.15	2.64

Tenant Retention:	Leases Retained	61.0%
	Sq. Ft. Retained	56.7%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)

Represents estimated workletter costs of $3,662,440 and commissions of $1,723,618 committed, but not necessarily expended, during the period for second generation space aggregating 547,934 square feet.

Leasing Statistics

(For the three months ended December 31, 2008)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

		Leased	LEASING ACTIVITY
Market	Sq. Ft. Leased 9/30/08	Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/08	Pct. Leased 12/31/08	Pct. Leased 9/30/08

Northern NJ	2,096,449	—	(76,136)	75,954	(182)	2,096,267	91.4%	91.4%
Central NJ	1,186,474	—	(169,286)	174,021	4,735	1,191,209	91.9%	91.6%
Rockland Co., NY	122,620	(122,620)	—	—	—	N/A	N/A	52.9%
Boston, MA	211,962	—	—	13,910	13,910	225,872	33.9%	31.8%

Total	3,617,505	(122,620)	(245,422)	263,885	18,463	3,513,348	82.6%	80.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2008	4,487,650
Total sq. ft. of properties sold this period	(232,000)
Total sq. ft. as of December 31, 2008	4,255,650

DETAIL OF TRANSACTION ACTIVITY

Detail by Market

Market	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	5	75,954	4,193	71,761	1.7	27.06	1.69
Central NJ	10	174,021	97,939	76,082	4.3	24.90	3.07
Boston, MA	1	13,910	13,910	—	7.0	22.78	N/A

Total	16	263,885	116,042	147,843	3.7	25.41	2.88

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)

Represents estimated workletter costs of $1,155,455 and commissions of $1,293,204 committed, but not necessarily expended, during the period for second generation space aggregating 241,219 square feet.

Leasing Statistics

(For the year ended December 31, 2008)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/07	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/08 (c)	Pct. Leased 12/31/08	Pct. Leased 12/31/07

Northern NJ	12,313,200	—	(1,103,954)	1,011,885	(92,069)	12,221,131	92.5%	93.2%
Central NJ	4,633,587	—	(460,057)	555,784	95,727	4,729,314	92.4%	90.5%
Westchester Co., NY	4,625,884	—	(1,009,341)	892,637	(116,704)	4,509,180	94.2%	96.6%
Manhattan	524,476	—	—	—	—	524,476	100.0%	100.0%
Sub. Philadelphia	3,199,544	—	(1,141,480)	1,039,714	(101,766)	3,097,778	87.8%	90.6%
Fairfield, CT	511,543	—	(82,970)	97,559	14,589	526,132	88.0%	85.6%
Washington, DC/MD	1,132,919	—	(358,183)	162,464	(195,719)	937,200	72.5%	87.6%
Rockland Co., NY	164,473	—	(28,875)	24,961	(3,914)	160,559	89.2%	91.4%

Total	27,105,626	—	(4,184,860)	3,785,004	(399,856)	26,705,770	91.3%	92.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2007	29,245,361
Total sq. ft. of properties added/sold this period	—
Total sq. ft. as of December 31, 2008	29,245,361

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2008 aggregating 67,473 square feet for which no new leases were signed.

Leasing Statistics

(For the year ended December 31, 2008)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market

Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	108	937,621	345,564	592,057	7.7	31.44	4.14
	Office/Flex	6	74,264	13,823	60,441	4.6	16.90	1.45
Central NJ	Office	71	496,610	267,951	228,659	5.6	24.55	4.36
	Office/Flex	5	59,174	1,336	57,838	2.8	19.57	2.01
Westchester Co., NY	Office	78	289,677	62,132	227,545	4.4	28.57	2.64
	Office/Flex	74	566,525	251,402	315,123	6.3	15.84	1.47
	Industrial/Warehouse	4	36,435	—	36,435	5.0	20.48	0.58
Sub. Philadelphia	Office	57	685,451	199,065	486,386	5.2	28.71	2.74
	Office/Flex	32	354,263	58,830	295,433	3.2	9.66	1.41
Fairfield Co., CT	Office	11	38,181	8,191	29,990	2.3	27.01	3.34
	Office/Flex	4	59,378	4,650	54,728	4.0	18.88	1.11
Washington, DC/MD	Office	40	162,464	39,761	122,703	4.3	24.84	2.84
Rockland Co., NY	Office	9	24,961	3,346	21,615	4.3	27.39	2.51

Total		499	3,785,004	1,256,051	2,528,953	5.6	24.32	3.02

Detail by Property Type
	Office	374	2,634,965	926,010	1,708,955	6.0	28.61	3.63
	Office/Flex	121	1,113,604	330,041	783,563	4.9	14.30	1.45
	Industrial/Warehouse	4	36,435	—	36,435	5.0	20.48	0.58

Total		499	3,785,004	1,256,051	2,528,953	5.6	24.32	3.02

Tenant Retention:	Leases Retained	60.5%
	Sq. Ft. Retained	60.4%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)

Represents estimated workletter costs of $41,161,359 and commissions of $20,277,198 committed, but not necessarily expended, during the period for second generation space aggregating 3,639,706 square feet.

Leasing Statistics

(For the year ended December 31, 2008)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

		Leased	LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/07	Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/08	Pct. Leased 12/31/08	Pct. Leased 12/31/07

Northern NJ	2,157,166	—	(274,988)	214,089	(60,899)	2,096,267	91.4%	94.1%
Central NJ	1,148,111	—	(258,259)	301,357	43,098	1,191,209	91.6%	88.6%
Rockland Co., NY	152,983	(122,620)	(65,158)	34,795	(30,363)	N/A	N/A	65.9%
Boston, MA	181,909	—	—	43,963	43,963	225,872	33.9%	27.3%

Total	3,640,169	(122,620)	(598,405)	594,204	(4,201)	3,513,348	82.6%	81.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2007	4,487,650
Total sq. ft. of properties sold this period	(232,000)
Total sq. ft. as of December 31, 2008	4,255,650

DETAIL OF TRANSACTION ACTIVITY

Detail by Market

Market	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	21	214,089	48,408	165,681	4.7	26.91	2.09
Central NJ	27	301,357	165,976	135,381	4.9	24.42	3.19
Rockland Co., NY	1	34,795	34,795	—	10.0	10.70	0.48
Boston, MA	3	43,963	43,963	—	5.0	18.05	5.35

Total	52	594,204	293,142	301,062	5.1	24.04	2.52

(a)          Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)         Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(d)         Equals triple net rent plus common area costs and real estate taxes, as applicable.

(e)          Represents estimated workletter costs of $3,312,225 and commissions of $2,948,466 committed, but not necessarily expended, during the period for second generation space aggregating 500,374 square feet.

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	117,466,146	19.8	5,847,318	20.0
Jersey City, NJ	116,768,070	19.7	4,317,978	14.8
Westchester-Rockland, NY	92,751,056	15.6	4,968,420	17.0
Bergen-Passaic, NJ	91,317,222	15.4	4,602,401	15.7
Philadelphia, PA-NJ	54,862,380	9.2	3,529,994	12.1
Washington, DC-MD-VA-WV	27,234,548	4.6	1,292,807	4.4
Monmouth-Ocean, NJ	26,626,509	4.5	1,620,863	5.5
Middlesex-Somerset-Hunterdon, NJ	21,072,538	3.5	986,760	3.4
Trenton, NJ	20,132,790	3.4	956,597	3.3
New York (Manhattan)	15,614,553	2.6	524,476	1.8
Stamford-Norwalk, CT	7,825,615	1.3	452,260	1.5
Bridgeport, CT	2,488,688	0.4	145,487	0.5

Total	594,160,115	100.0	29,245,361	100.0

(a)          Annualized base rental revenue is based on actual December 2008 billings times 12. For leases whose rent commences after January 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)         Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2008 aggregating 67,473 square feet and representing annualized rent of $1,429,664 for which no new leases were signed.

(c)          Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	109,556,237	18.3	4,028,981	15.5
Insurance Carriers & Related Activities	54,445,581	9.2	2,232,752	8.6
Manufacturing	39,101,665	6.6	1,903,238	7.3
Telecommunications	30,878,765	5.2	1,652,846	6.3
Scientific Research/Development	27,225,267	4.6	1,042,572	4.0
Health Care & Social Assistance	26,210,965	4.4	1,261,848	4.8
Credit Intermediation & Related Activities	26,115,511	4.4	1,001,903	3.8
Computer System Design Services	24,727,137	4.2	1,166,996	4.4
Legal Services	23,475,533	4.0	911,400	3.5
Wholesale Trade	22,424,357	3.8	1,430,875	5.5
Other Professional	21,233,309	3.6	908,352	3.5
Accounting/Tax Prep.	18,415,549	3.1	737,618	2.8
Public Administration	16,463,841	2.8	625,452	2.4
Other Services (except Public Administration)	16,245,536	2.7	826,522	3.1
Retail Trade	15,332,211	2.6	903,338	3.4
Advertising/Related Services	15,319,667	2.6	613,511	2.3
Construction	11,316,256	1.9	509,980	1.9
Information Services	10,735,650	1.8	453,966	1.7
Arts, Entertainment & Recreation	10,138,144	1.7	636,794	2.4
Real Estate & Rental & Leasing	8,859,152	1.5	398,066	1.5
Architectural/Engineering	8,833,109	1.5	379,505	1.4
Admin & Support, Waste Mgt. & Remediation Services	8,000,799	1.3	431,165	1.6
Utilities	7,366,239	1.2	332,846	1.3
Transportation	6,673,603	1.1	361,855	1.4
Data Processing Services	6,097,582	1.0	245,431	0.9
Educational Services	5,406,123	0.9	271,621	1.0
Broadcasting	3,875,596	0.7	127,794	0.5
Publishing Industries	3,369,710	0.6	169,042	0.6
Management of Companies & Finance	3,038,119	0.5	124,089	0.5
Specialized Design Services	2,782,314	0.5	133,229	0.5
Other	10,496,588	1.7	415,442	1.6

Total	594,160,115	100.0	26,239,029	100.0

(a)          The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).

(b)         Annualized base rental revenue is based on actual December 2008 billings times 12. For leases whose rent commences after January 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)         Includes leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2008 aggregating 67,473 square feet and representing annualized rent of $1,429,664 for which no new leases were signed.

Consolidated Portfolio Analysis (a)

(as of December 31, 2008)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	99	38.8%	49	19.2%	—	—	—	—	—	—	148	58.0%
New York	21	8.2%	41	16.1%	6	2.4%	2	0.8%	2	0.8%	72	28.3%
Pennsylvania	18	7.0%	—	—	—	—	—	—	—	—	18	7.0%
Connecticut	2	0.8%	5	2.0%	—	—	—	—	—	—	7	2.8%
Wash., D.C./ Maryland	10	3.9%	—	—	—	—	—	—	—	—	10	3.9%
TOTALS By Type:	150	58.7%	95	37.3%	6	2.4%	2	0.8%	2	0.8%	255	100.0%

(a)   Excludes 38 properties, aggregating approximately 4.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis (a)

(as of December 31, 2008)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,646,642	60.4%	2,189,531	7.5%	—	—	—	—	19,836,173	67.9%
New York	2,739,384	9.4%	2,348,812	8.0%	387,400	1.3%	17,300	0.1%	5,492,896	18.8%
Pennsylvania	2,025,738	6.9%	—	—	—	—	—	—	2,025,738	6.9%
Connecticut	324,747	1.1%	273,000	0.9%	—	—	—	—	597,747	2.0%
Wash., D.C./Maryland	1,292,807	4.4%	—	—	—	—	—	—	1,292,807	4.4%
TOTALS By Type:	24,029,318	82.2%	4,811,343	16.4%	387,400	1.3%	17,300	0.1%	29,245,361	100.0%

(a)          Excludes 38 properties, aggregating approximately 4.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis (a)

(Year ended December 31, 2008)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$385,084	64.7%	$19,365	3.3%	—	—	—	—	—	—	$404,449	68.0%
New York	71,513	12.0%	33,852	5.7%	$4,033	0.7%	$420	0.1%	$299	0.1%	110,117	18.6%
Pennsylvania	41,374	7.0%	—	—	—	—	—	—	—	—	41,374	7.0%
Connecticut	6,379	1.1%	4,125	0.7%	—	—	—	—	—	—	10,504	1.8%
Wash., D.C./Maryland	27,454	4.6%	—	—	—	—	—	—	—	—	27,454	4.6%
TOTALS By Type:	$531,804	89.4%	$57,342	9.7%	$4,033	0.7%	$420	0.1%	$299	0.1%	$593,898	100.0%

(a)          Excludes 38 properties, aggregating approximately 4.3 million square feet, which are not consolidated by the Company.

(b)         Total base rent for the 12 months ended December 31, 2008, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b)

(as of December 31, 2008)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	92.5%	91.4%	—	—	92.4%
New York	92.9%	96.4%	94.7%	100.0%	94.5%
Pennsylvania	84.8%	—	—	—	84.8%
Connecticut	77.9%	100.0%	—	—	88.0%
Washington, D.C./ Maryland	72.5%	—	—	—	72.5%

WEIGHTED AVG. By Type:	90.7%	94.3%	94.7%	100.0%	91.3%

(a)          Excludes 38 properties, aggregating approximately 4.3 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)         Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring December 31, 2008 aggregating 67,473 square feet for which no new leases were signed.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	63.2	2,150	0.36	23.79	21.29
Fort Lee
One Bridge Plaza	1981	200,000	82.3	3,753	0.63	22.80	19.87
2115 Linwood Avenue	1981	68,000	56.5	859	0.14	22.36	20.61
Little Ferry
200 Riser Road	1974	286,628	100.0	2,076	0.35	7.24	6.69
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	801	0.13	16.79	15.39
135 Chestnut Ridge Road	1981	66,150	99.7	1,539	0.26	23.34	19.59
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,859	0.82	23.23	22.48
140 East Ridgewood Avenue	1981	239,680	93.0	4,686	0.79	21.02	18.87
461 From Road	1988	253,554	98.6	6,074	1.02	24.30	24.21
650 From Road	1978	348,510	88.8	7,301	1.22	23.59	20.65
61 South Paramus Avenue	1985	269,191	97.5	7,533	1.27	28.70	25.33
Ridgefield Park
105 Challenger Road	1992	150,050	100.0	4,271	0.72	28.46	26.14
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.24	27.07	25.51
365 West Passaic Street	1976	212,578	98.0	4,558	0.77	21.88	19.84
395 West Passaic Street	1979	100,589	98.5	2,343	0.39	23.65	19.86
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.26	15.72	15.72
10 Mountainview Road	1986	192,000	72.2	3,759	0.63	27.12	24.70
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86	16.32
470 Chestnut Ridge Road	1987	52,500	100.0	1,328	0.22	25.30	22.82
530 Chestnut Ridge Road	1986	57,204	100.0	1,246	0.21	21.78	20.21
50 Tice Boulevard	1984	235,000	99.1	6,281	1.06	26.97	24.78
300 Tice Boulevard	1991	230,000	98.2	5,741	0.97	25.42	22.82

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	94.2	1,430	0.24	20.51	18.12
228 Strawbridge Drive	1984	74,000	100.0	1,226	0.21	16.57	15.39
232 Strawbridge Drive	1986	74,258	98.8	1,461	0.25	19.91	16.22

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,495	1.26	30.29	26.21
Roseland
101 Eisenhower Parkway	1980	237,000	87.4	5,382	0.91	25.98	23.44
103 Eisenhower Parkway	1985	151,545	78.9	2,721	0.46	22.76	19.51
105 Eisenhower Parkway	2001	220,000	91.9	4,891	0.82	24.19	18.09

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,186	1.88	27.97	24.39
Harborside Financial Center Plaza 2	1990	761,200	99.6	18,905	3.18	24.94	23.14
Harborside Financial Center Plaza 3	1990	725,600	99.3	18,132	3.05	25.17	23.36

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Harborside Financial Center Plaza 4-A	2000	207,670	99.4	6,231	1.05	30.19	26.01
Harborside Financial Center Plaza 5	2002	977,225	100.0	35,459	5.96	36.29	30.30
101 Hudson Street	1992	1,246,283	100.0	30,148	5.07	24.19	21.19

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	62.6	547	0.09	24.77	20.74
2 South Gold Drive	1974	33,962	64.5	490	0.08	22.37	20.41
600 Horizon Drive	2002	95,000	100.0	1,373	0.23	14.45	14.45
700 Horizon Drive	2007	120,000	100.0	2,459	0.41	20.49	19.38
Princeton
103 Carnegie Center	1984	96,000	68.5	1,812	0.31	27.55	22.54
3 Independence Way	1983	111,300	91.8	1,343	0.23	13.14	10.39
100 Overlook Center	1988	149,600	100.0	5,052	0.85	33.77	28.76
5 Vaughn Drive	1987	98,500	100.0	2,555	0.43	25.94	22.93

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83	8.65
Edison
343 Thornall Street (c)	1991	195,709	100.0	4,178	0.70	21.35	15.75
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.42	15.41	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.30	15.40	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	3,899	0.66	14.51	10.88
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44	2.13
Plainsboro
500 College Road East	1984	158,235	88.1	4,172	0.70	29.93	27.16
Woodbridge
581 Main Street	1991	200,000	100.0	5,286	0.89	26.43	22.93

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	44.4	380	0.06	19.22	13.51
3 Paragon Way	1991	66,898	75.8	1,251	0.21	24.67	19.19
4 Paragon Way	2002	63,989	100.0	1,221	0.21	19.08	18.11
100 Willowbrook Road	1988	60,557	74.8	923	0.16	20.38	17.79
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.68	11.46	8.64
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,116	0.52	25.42	20.82
One River Centre Bldg. 2	1983	120,360	100.0	2,833	0.48	23.54	21.70
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,628	0.78	23.05	22.56
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.40	13.33	12.06
Wall Township
1305 Campus Parkway	1988	23,350	83.7	398	0.07	20.36	14.33
1350 Campus Parkway	1990	79,747	91.9	1,523	0.26	20.78	18.02

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	89.7	3,665	0.62	24.30	20.80

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.27	21.05	18.47
201 Littleton Road	1979	88,369	88.6	1,781	0.30	22.75	20.46
Morris Township
412 Mt. Kemble Avenue	1986	475,100	47.1	3,649	0.61	16.31	12.23
Parsippany
4 Campus Drive	1983	147,475	95.7	3,248	0.55	23.01	19.95
6 Campus Drive	1983	148,291	86.2	2,659	0.45	20.80	16.86
7 Campus Drive	1982	154,395	54.6	2,180	0.37	25.86	22.59
8 Campus Drive	1987	215,265	100.0	6,233	1.04	28.96	25.88
9 Campus Drive	1983	156,495	92.7	3,223	0.54	22.22	18.46
4 Century Drive	1981	100,036	77.4	1,694	0.29	21.88	19.54
5 Century Drive	1981	79,739	83.4	1,378	0.23	20.72	18.84
6 Century Drive	1981	100,036	94.7	1,377	0.23	14.54	9.30
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93	14.64
4 Gatehall Drive	1988	248,480	98.6	6,092	1.03	24.87	21.83
2 Hilton Court	1991	181,592	100.0	5,513	0.93	30.36	27.30
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59	19.59
600 Parsippany Road	1978	96,000	92.4	1,630	0.27	18.38	14.24
1 Sylvan Way	1989	150,557	100.0	3,530	0.59	23.45	21.47
5 Sylvan Way	1989	151,383	96.5	4,130	0.70	28.27	24.97
7 Sylvan Way	1987	145,983	100.0	3,219	0.54	22.05	19.28
35 Waterview Boulevard	1990	172,498	82.5	3,979	0.67	27.96	24.57
5 Wood Hollow Road	1979	317,040	73.1	5,391	0.91	23.26	19.18

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	87.4	1,536	0.26	23.43	21.27
Totowa
999 Riverview Drive	1988	56,066	85.1	1,021	0.17	21.40	19.22

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	760	0.13	15.51	11.63
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.22	19.92	16.71
Bernards
106 Allen Road	2000	132,010	98.9	3,219	0.54	24.66	18.76
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,685	0.62	23.55	18.11

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	97.3	4,557	0.77	25.66	22.24
Cranford
6 Commerce Drive	1973	56,000	82.4	998	0.17	21.63	18.96
11 Commerce Drive	1981	90,000	93.8	1,834	0.31	21.72	19.27
12 Commerce Drive	1967	72,260	95.0	967	0.16	14.09	12.13
14 Commerce Drive	1971	67,189	75.9	1,009	0.17	19.79	19.16
20 Commerce Drive	1990	176,600	100.0	4,458	0.75	25.24	21.82
25 Commerce Drive	1971	67,749	88.7	1,288	0.22	21.43	18.92
65 Jackson Drive	1984	82,778	97.5	1,888	0.32	23.39	20.30

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

New Providence
890 Mountain Avenue	1977	80,000	95.1	1,881	0.32	24.72	22.95

Total New Jersey Office		17,646,642	92.5	385,084	64.83	23.58	20.68

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	20,611	3.46	39.30	35.65

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	89.2	3,736	0.63	23.27	21.08

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	91.9	1,105	0.19	20.04	18.17
101 Executive Boulevard	1971	50,000	43.0	569	0.10	26.47	24.14
555 Taxter Road	1986	170,554	80.1	3,731	0.63	27.31	15.93
565 Taxter Road	1988	170,554	91.4	4,042	0.68	25.93	21.50
570 Taxter Road	1972	75,000	72.7	1,404	0.24	25.75	23.75
Hawthorne
1 Skyline Drive	1980	20,400	99.0	381	0.06	18.87	17.73
2 Skyline Drive	1987	30,000	58.6	339	0.06	19.28	15.93
7 Skyline Drive	1987	109,000	100.0	2,633	0.44	24.16	22.00
17 Skyline Drive	1989	85,000	100.0	1,630	0.27	19.18	16.34
19 Skyline Drive	1982	248,400	100.0	4,036	0.68	16.25	16.12
Tarrytown
200 White Plains Road	1982	89,000	97.5	2,067	0.35	23.82	21.57
220 White Plains Road	1984	89,000	93.5	2,049	0.35	24.62	22.18
White Plains
1 Barker Avenue	1975	68,000	99.0	1,782	0.30	26.47	24.90
3 Barker Avenue	1983	65,300	100.0	1,742	0.29	26.68	24.24
50 Main Street	1985	309,000	99.6	9,881	1.66	32.11	29.12
11 Martine Avenue	1987	180,000	74.4	4,323	0.73	32.28	28.85
1 Water Street	1979	45,700	100.0	1,178	0.20	25.78	22.28
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,825	0.48	25.22	22.28
3 Executive Boulevard	1987	58,000	96.0	1,449	0.24	26.02	22.63

Total New York Office		2,739,384	92.9	71,513	12.04	28.11	24.94

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,591	0.27	27.39	26.37
1055 Westlakes Drive	1990	118,487	94.7	3,083	0.52	27.48	22.98
1205 Westlakes Drive	1988	130,265	86.9	3,054	0.51	26.98	23.47
1235 Westlakes Drive	1986	134,902	100.0	2,988	0.49	22.15	18.11

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.43	26.85	24.85
200 Stevens Drive	1987	208,000	100.0	5,604	0.94	26.94	25.27
300 Stevens Drive	1992	68,000	91.6	1,439	0.24	23.10	19.31

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Media
1400 Providence Road — Center I	1986	100,000	94.2	2,112	0.36	22.42	19.98
1400 Providence Road — Center II	1990	160,000	95.0	2,758	0.46	18.14	15.49

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	95.7	3,071	0.52	25.51	22.51
Blue Bell
4 Sentry Parkway	1982	63,930	58.3	836	0.14	22.43	22.14
5 Sentry Parkway East	1984	91,600	39.3	701	0.12	19.47	18.17
5 Sentry Parkway West	1984	38,400	31.5	253	0.04	20.92	18.44
16 Sentry Parkway	1988	93,093	96.4	2,384	0.40	26.57	24.35
18 Sentry Parkway	1988	95,010	85.6	2,019	0.34	24.83	22.50
King of Prussia
2200 Renaissance Boulevard	1985	174,124	65.1	2,598	0.44	22.92	18.41
Lower Providence
1000 Madison Avenue	1990	100,700	66.4	1,322	0.22	19.77	14.63
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	77.6	3,010	0.51	23.12	18.16

Total Pennsylvania Office		2,025,738	84.8	41,374	6.95	24.10	21.04

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	76.4	2,591	0.44	23.31	20.69
Stamford
1266 East Main Street	1984	179,260	79.2	3,788	0.63	26.68	23.39

Total Connecticut Office		324,747	77.9	6,379	1.07	25.20	22.21

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,806	1.14	40.14	36.44
1400 L Street, NW	1987	159,000	100.0	5,853	0.99	36.81	31.60

Total District of Columbia Office		328,549	100.0	12,659	2.13	38.53	34.10

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52	21.17
6301 Ivy Lane	1979	112,003	75.8	2,022	0.34	23.82	20.51
6303 Ivy Lane	1980	112,047	57.2	1,723	0.29	26.88	23.67
6305 Ivy Lane	1982	112,022	70.1	1,708	0.29	21.75	17.32
6404 Ivy Lane	1987	165,234	66.2	2,516	0.42	23.00	18.71
6406 Ivy Lane	1991	163,857	0.0	564	0.09	0.00	0.00
6411 Ivy Lane	1984	138,405	88.4	2,665	0.44	21.78	18.73
Lanham
4200 Parliament Place	1989	122,000	90.8	2,687	0.45	24.26	22.46

Total Maryland Office		964,258	63.1	14,795	2.47	24.31	21.07

TOTAL OFFICE PROPERTIES		24,029,318	90.7	531,804	89.49	24.41	21.44

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	556	0.09	8.62	5.30
5 Terri Lane	1992	74,555	74.1	643	0.11	11.64	9.63
Moorestown
2 Commerce Drive	1986	49,000	74.1	123	0.02	3.39	1.87
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25	3.85
102 Commerce Drive	1987	38,400	87.5	224	0.04	6.67	5.24
201 Commerce Drive	1986	38,400	100.0	219	0.04	5.70	4.14
202 Commerce Drive	1988	51,200	100.0	237	0.04	4.63	2.95
1 Executive Drive	1989	20,570	81.1	157	0.03	9.41	6.41
2 Executive Drive	1988	60,800	100.0	478	0.08	7.86	5.67
101 Executive Drive	1990	29,355	99.7	284	0.05	9.70	7.62
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41	6.86
225 Executive Drive	1990	50,600	67.6	239	0.04	6.99	5.17
97 Foster Road	1982	43,200	75.5	160	0.03	4.91	4.11
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10	3.79
1245 North Church Street	1998	52,810	71.6	243	0.04	6.43	5.69
1247 North Church Street	1998	52,790	58.1	221	0.04	7.21	6.13
1256 North Church Street	1984	63,495	100.0	457	0.08	7.20	6.21
840 North Lenola Road	1995	38,300	100.0	361	0.06	9.43	7.81
844 North Lenola Road	1995	28,670	100.0	180	0.03	6.28	4.95
915 North Lenola Road	1998	52,488	100.0	273	0.05	5.20	4.36
2 Twosome Drive	2000	48,600	100.0	450	0.08	9.26	8.81
30 Twosome Drive	1997	39,675	77.8	283	0.05	9.17	7.22
31 Twosome Drive	1998	84,200	100.0	470	0.08	5.58	5.48
40 Twosome Drive	1996	40,265	100.0	290	0.05	7.20	5.84
41 Twosome Drive	1998	43,050	88.9	275	0.05	7.19	6.64
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54	7.13

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.02	6.85	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	197	0.03	14.84	12.88
200 Horizon Drive	1991	45,770	85.3	604	0.10	15.47	14.09
300 Horizon Drive	1989	69,780	73.9	1,092	0.18	21.18	16.95
500 Horizon Drive	1990	41,205	94.3	616	0.10	15.85	15.13

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71	14.06
1340 Campus Parkway	1992	72,502	100.0	948	0.16	13.08	10.10
1345 Campus Parkway	1995	76,300	95.9	926	0.16	12.66	10.10
1433 Highway 34	1985	69,020	78.4	543	0.09	10.03	7.82
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75	8.26
1324 Wyckoff Avenue	1987	21,168	100.0	231	0.04	10.91	9.12

Property Listing

Office/Flex Properties

(continued)

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	537	0.09	13.78	12.45
2 Center Court	1998	30,600	99.3	396	0.07	13.03	11.49
11 Commerce Way	1989	47,025	100.0	577	0.10	12.27	11.53
20 Commerce Way	1992	42,540	100.0	455	0.08	10.70	9.47
29 Commerce Way	1990	48,930	100.0	711	0.12	14.53	11.51
40 Commerce Way	1987	50,576	72.1	478	0.08	13.11	11.87
45 Commerce Way	1992	51,207	96.4	559	0.09	11.32	8.83
60 Commerce Way	1988	50,333	100.0	488	0.08	9.70	8.23
80 Commerce Way	1996	22,500	100.0	269	0.05	11.96	10.89
100 Commerce Way	1996	24,600	66.9	294	0.05	17.86	16.28
120 Commerce Way	1994	9,024	100.0	126	0.02	13.96	12.74
140 Commerce Way	1994	26,881	99.5	374	0.06	13.98	12.82

Total New Jersey Office/Flex		2,189,531	91.4	19,365	3.28	9.68	8.10

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	468	0.08	14.72	12.99
75 Clearbrook Road	1990	32,720	100.0	648	0.11	19.80	18.70
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58	17.94
150 Clearbrook Road	1975	74,900	100.0	1,043	0.18	13.93	12.64
175 Clearbrook Road	1973	98,900	100.0	1,596	0.27	16.14	14.96
200 Clearbrook Road	1974	94,000	98.8	1,210	0.20	13.03	11.93
250 Clearbrook Road	1973	155,000	97.3	1,491	0.25	9.89	8.96
50 Executive Boulevard	1969	45,200	91.8	489	0.08	11.78	10.48
77 Executive Boulevard	1977	13,000	100.0	227	0.04	17.46	16.54
85 Executive Boulevard	1968	31,000	99.4	561	0.09	18.21	15.58
300 Executive Boulevard	1970	60,000	100.0	633	0.11	10.55	9.52
350 Executive Boulevard	1970	15,400	98.8	270	0.05	17.75	16.76
399 Executive Boulevard	1962	80,000	100.0	78	0.01	0.98	0.54
400 Executive Boulevard	1970	42,200	100.0	688	0.12	16.30	14.45
500 Executive Boulevard	1970	41,600	94.3	614	0.10	15.65	13.77
525 Executive Boulevard	1972	61,700	100.0	817	0.14	13.24	12.14
1 Westchester Plaza	1967	25,000	100.0	339	0.06	13.56	12.88
2 Westchester Plaza	1968	25,000	100.0	525	0.09	21.00	19.56
3 Westchester Plaza	1969	93,500	50.4	590	0.10	12.52	10.72
4 Westchester Plaza	1969	44,700	92.6	653	0.11	15.78	13.72
5 Westchester Plaza	1969	20,000	100.0	298	0.05	14.90	13.70
6 Westchester Plaza	1968	20,000	100.0	280	0.05	14.00	12.65
7 Westchester Plaza	1972	46,200	100.0	748	0.13	16.19	16.00
8 Westchester Plaza	1971	67,200	100.0	985	0.17	14.66	12.96
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	649	0.11	13.80	12.38
4 Skyline Drive	1987	80,600	92.2	1,349	0.23	18.15	15.41
5 Skyline Drive	1980	124,022	99.3	1,770	0.30	14.37	12.69
6 Skyline Drive	1980	44,155	100.0	376	0.06	8.52	8.47
8 Skyline Drive	1985	50,000	98.7	877	0.15	17.77	12.64
10 Skyline Drive	1985	20,000	84.4	326	0.05	19.31	14.69

Property Listing

Office/Flex Properties

(continued)

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

11 Skyline Drive	1989	45,000	100.0	804	0.14	17.87	17.04
12 Skyline Drive	1999	46,850	100.0	796	0.13	16.99	13.19
15 Skyline Drive	1989	55,000	100.0	1,075	0.18	19.55	16.49
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,485	0.25	19.37	18.18
200 Corporate Boulevard South	1990	84,000	99.8	1,343	0.23	16.02	15.44
4 Executive Plaza	1986	80,000	100.0	1,385	0.23	17.31	14.28
6 Executive Plaza	1987	80,000	100.0	1,374	0.23	17.18	15.75
1 Odell Plaza	1980	106,000	99.9	1,435	0.24	13.55	12.76
3 Odell Plaza	1984	71,065	100.0	1,597	0.27	22.47	20.84
5 Odell Plaza	1983	38,400	89.2	456	0.08	13.31	12.09
7 Odell Plaza	1984	42,600	93.3	792	0.13	19.93	18.62

Total New York Office/Flex		2,348,812	96.4	33,852	5.72	14.95	13.40

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,370	0.23	15.57	13.92
500 West Avenue	1988	25,000	100.0	410	0.07	16.40	14.40
550 West Avenue	1990	54,000	100.0	855	0.14	15.83	15.72
600 West Avenue	1999	66,000	100.0	804	0.14	12.18	11.62
650 West Avenue	1998	40,000	100.0	686	0.12	17.15	16.10

Total Connecticut Office/Flex		273,000	100.0	4,125	0.70	15.11	14.08

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.3	57,342	9.70	12.64	11.10

Property Listing

Industrial/Warehouse, Retail and Land Properties

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)	2008 Average Effective Rent Per Sq. Ft. ($) (c) (e)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	86	0.01	13.03	12.73
2 Warehouse Lane	1957	10,900	100.0	164	0.03	15.05	14.59
3 Warehouse Lane	1957	77,200	100.0	337	0.06	4.37	4.03
4 Warehouse Lane	1957	195,500	96.7	2,010	0.34	10.63	9.67
5 Warehouse Lane	1957	75,100	81.4	924	0.16	15.11	13.41
6 Warehouse Lane	1982	22,100	100.0	512	0.09	23.17	21.99

Total Industrial/Warehouse Properties		387,400	94.7	4,033	0.69	10.99	10.05

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.03	20.97	19.68
Yonkers
2 Executive Boulevard	1986	8,000	100.0	225	0.04	28.13	28.13

Total Retail Properties		17,300	100.0	420	0.07	24.28	23.58

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	—	—	—	114	0.02	—	—
Yonkers
1 Enterprise Boulevard	—	—	—	185	0.03	—	—

Total Land Leases		—	—	299	0.05	—	—

TOTAL PROPERTIES		29,245,361	91.3	593,898	100.00	22.24	19.54

(a)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2008 aggregating 67,473 square feet (representing 0.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)

Total base rent for the 12 months ended December 31, 2008, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended December 31, 2008, divided by net rentable square feet leased at December 31, 2008.
(e)

Total base rent for the 12 months ended December 31, 2008 minus total 2008 amortization of tenant improvements, leasing commission and other concessions and costs, determined in accordance with GAAP, divided by net rentable square feet leased at December 31, 2008.

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of December 31, 2008, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance	4	14,331,708	2.4	532,278	2.0	2019	(b)
Citigroup Global Markets, Inc.	6	14,170,242	2.4	462,077	1.8	2018	(c)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
New Cingular Wireless PCS, LLC	3	8,995,940	1.5	405,530	1.5	2014	(d)
United States Of America-GSA	11	8,926,642	1.5	283,685	1.1	2017	(e)
Keystone Mercy Health Plan	2	8,761,006	1.5	303,149	1.2	2020
Prentice-Hall, Inc.	1	7,694,097	1.3	474,801	1.8	2014
Forest Research Institute, Inc.	2	7,463,777	1.3	202,857	0.8	2017	(f)
ICAP Securities USA, LLC	1	6,236,408	1.0	159,834	0.6	2017
Toys ‘R’ Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
Lehman Brothers Holdings, Inc.	1	5,835,986	1.0	270,063	1.0	2018	(g)
Daiichi Sankyo, Inc.	2	5,783,186	1.0	180,807	0.7	2022	(h)
TD Ameritrade Online Holdings	1	5,766,149	1.0	184,222	0.7	2015
Morgan Stanley & Co., Inc.	4	5,637,926	0.9	370,113	1.4	2016	(i)
Allstate Insurance Company	10	5,418,363	0.9	226,059	0.9	2017	(j)
KPMG, LLP	3	5,232,195	0.9	187,994	0.7	2014	(k)
Credit Suisse (USA), Inc.	1	5,212,307	0.9	153,464	0.6	2012	(l)
Merrill Lynch Pierce Fenner	2	5,108,037	0.9	298,640	1.1	2017	(m)
IBM Corporation	3	5,007,630	0.8	310,263	1.2	2012	(n)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
Montefiore Medical Center	5	4,385,180	0.7	211,414	0.8	2019	(o)
Samsung Electronics America	1	4,184,278	0.7	150,050	0.6	2010
Vonage America, Inc.	1	3,934,000	0.7	350,000	1.3	2017
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.7	137,076	0.5	2019
AT&T Corp.	1	3,805,000	0.6	275,000	1.0	2014
Wyndham Worldwide Corporation	1	3,773,775	0.6	150,951	0.6	2009
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
SSB Realty, LLC	1	3,492,830	0.6	114,519	0.4	2009
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Wyndham Worldwide Operations	1	3,211,626	0.5	145,983	0.6	2011
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.4	2012
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
Shaw Facilities, Inc.	3	2,828,059	0.5	138,095	0.5	2015	(p)
Oppenheimer & Co., Inc.	1	2,808,712	0.5	104,008	0.4	2013
Tullett Prebon Holdings Corp.	1	2,787,758	0.5	113,041	0.4	2023	(q)
High Point Safety & Insurance	2	2,760,561	0.5	116,889	0.4	2020
Moody’s Advisors, Inc.	1	2,671,149	0.4	91,344	0.3	2011	(r)
AAA Mid-Atlantic, Inc.	2	2,523,550	0.4	129,784	0.5	2022	(s)
Bunge Management Services, Inc.	2	2,499,661	0.4	70,283	0.3	2013	(t)
Regus Business Centre Corp.	2	2,488,274	0.4	79,805	0.3	2011
J.P. Morgan Chase Bank, N.A.	4	2,478,137	0.4	94,010	0.4	2014	(u)
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,453,235	0.4	64,976	0.2	2017
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Movado Group, Inc	1	2,317,604	0.4	93,907	0.4	2013	(v)
Nextel of New York, Inc.	2	2,225,875	0.4	97,435	0.4	2014	(w)
UBS Financial Services, Inc.	3	2,207,612	0.4	82,092	0.3	2016	(x)
Barr Laboratories, Inc.	1	2,119,597	0.4	89,510	0.3	2015

Total		237,292,712	39.9	9,545,684	36.2

See footnotes on subsequent page.

Significant Tenants

(Continued)

(a)

Annualized base rental revenue is based on actual December, 2008 billings times 12.  For leases whose rent commences after January 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	394,849 square feet expire in 2012; 20,311 square feet expire in 2013; 117,118 square feet expire 2019.
(c)	38,196 square feet expire in 2009; 330,900 square feet expire in 2010; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016; 39,885 square feet expire in 2018.
(d)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(e)

7,008 square feet expire in 2009; 4,950 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 58,392 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(f)	22,785 square feet expire in 2009; 180,072 square feet expire in 2017.
(g)	198,559 square feet expire in 2010; 71,504 square feet expire in 2018.
(h)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(i)	7,000 square feet expire in 2009; 306,170 square feet expire in 2013; 29,654 square feet expire in 2015; 27,289 square feet expire in 2016.
(j)	12,823 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011; 29,005 square feet expire in 2013; 53,983 square feet expire in 2017.
(k)	46,440 square feet expire in 2009; 57,204 square feet expire in 2010; 77,381 square feet expire in 2012; 6,969 square feet expire in 2014.
(l)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(m)	4,451 square feet expire in 2009; 294,189 square feet expire in 2017.
(n)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(o)

6,800 square feet expire in 2009; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 124,307 square feet expire in 2019.

(p)	39,060 square feet expire in 2013; 99,035 square feet expire in 2015.
(q)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(r)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.
(s)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(t)	19,500 square feet expire in 2009; 50,783 square feet expire in 2013.
(u)	73,480 square feet expire in 2009; 4,650 square feet expire in 2010; 15,880 square feet expire in 2014.
(v)	3,857 square feet expire in 2009; 90,050 square feet expire in 2013.
(w)	62,435 square feet expire in 2010; 35,000 square feet expire in 2014.
(x)	21,554 square feet expire in 2010; 23,373 square feet expire in 2013; 37,165 square feet expire in 2016.

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning January 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	99	858,616	3.3		21,132,770	24.61	3.6
Central NJ	32	306,373	1.2		7,638,818	24.93	1.3
Westchester Co., NY	84	347,623	1.3		7,357,435	21.16	1.2
Manhattan	—	—	—		—	—	—
Sub. Philadelphia	25	104,392	0.4		1,505,217	14.42	0.3
Fairfield Co., CT	11	31,967	0.1		733,986	22.96	0.1
Washington, DC/MD	12	52,288	0.2		1,453,303	27.79	0.3
Rockland Co., NY	6	12,422		(d)	305,233	24.57		(d)
TOTAL – 2009	269	1,713,681	6.5		40,126,762	23.42	6.8

2010
Northern NJ	114	1,081,773	4.1		25,055,505	23.16	4.3
Central NJ	72	521,533	2.0		12,019,480	23.05	2.0
Westchester Co., NY	102	503,774	1.9		10,595,247	21.03	1.8
Manhattan	2	330,900	1.2		10,711,233	32.37	1.8
Sub. Philadelphia	53	287,393	1.1		4,274,585	14.87	0.7
Fairfield Co., CT	10	44,177	0.2		1,128,559	25.55	0.2
Washington, DC/MD	32	169,568	0.7		4,754,838	28.04	0.8
Rockland Co., NY	5	8,848		(d)	228,069	25.78		(d)
TOTAL – 2010	390	2,947,966	11.2		68,767,516	23.33	11.6

2011
Northern NJ	124	1,368,279	5.2		33,026,082	24.14	5.6
Central NJ	64	635,928	2.4		15,355,877	24.15	2.6
Westchester Co., NY	100	600,284	2.3		13,814,478	23.01	2.3
Manhattan	—	—	—		—	—	—
Sub. Philadelphia	68	649,972	2.5		11,523,768	17.73	1.9
Fairfield Co., CT	16	106,527	0.4		2,984,357	28.02	0.5
Washington, DC/MD	13	69,039	0.3		2,052,289	29.73	0.4
Rockland Co., NY	3	5,264		(d)	131,236	24.93		(d)
TOTAL – 2011	388	3,435,293	13.1		78,888,087	22.96	13.3

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)		Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012	286	2,810,697		10.7	65,735,117	23.39	11.1

2013	303	3,567,714		13.6	76,215,519	21.36	12.8

2014	195	2,201,238		8.4	47,378,305	21.52	8.0

2015	116	2,461,226		9.4	53,308,090	21.66	9.0

2016	87	1,090,155		4.1	22,521,871	20.66	3.8

2017	78	2,322,911		8.9	55,648,059	23.96	9.3

2018	56	1,012,568		3.9	24,895,835	24.59	4.2

2019	42	932,709		3.6	18,787,008	20.14	3.1

2020 and thereafter	41	1,742,871		6.6	41,887,946	24.03	7.0
Totals/Weighted Average	2,251	26,239,029	(c)	100.0	594,160,115	22.64	100.0

(a)          Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual December 2008 billings times 12.  For leases whose rent commences after January 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring December 31, 2008 aggregating 58,223 square feet and representing annualized rent of $1,429,664 for which no new leases were signed.

(d)         Represents less than .05%

(e)          Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,239,029
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	466,741
Square footage unleased	2,539,591
Total net rentable square footage (does not include land leases)	29,245,361

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)		Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	88	770,064		3.6		19,923,331	25.87	3.7
Central NJ	29	284,385		1.3		7,322,397	25.75	1.4
Westchester Co., NY	51	153,904		0.7		4,127,275	26.82	0.8
Manhattan	—	—		—		—	—	—
Sub. Philadelphia	18	46,244		0.2		1,081,773	23.39	0.2
Fairfield Co., CT	9	22,192		0.1		598,649	26.98	0.1
Washington, DC/MD	12	52,288		0.3		1,453,303	27.79	0.3
Rockland Co., NY	6	12,422		0.1		305,233	24.57	0.1
TOTAL – 2009	213	1,341,499		6.3		34,811,961	25.95	6.6

2010
Northern NJ	101	958,214		4.5		23,471,354	24.49	4.5
Central NJ	58	392,904		1.8		9,973,766	25.38	1.9
Westchester Co., NY	59	199,938		0.9		5,516,500	27.59	1.0
Manhattan	2	330,900		1.6		10,711,233	32.37	2.0
Sub. Philadelphia	32	132,313		0.6		3,129,888	23.66	0.6
Fairfield Co., CT	9	33,427		0.2		929,684	27.81	0.2
Washington, DC/MD	32	169,568		0.8		4,754,838	28.04	0.9
Rockland Co., NY	5	8,848			(d)	228,069	25.78		(d)
TOTAL – 2010	298	2,226,112		10.4		58,715,332	26.38	11.1

2011
Northern NJ	120	1,345,099		6.3		32,740,125	24.34	6.2
Central NJ	56	590,352		2.8		14,804,110	25.08	2.8
Westchester Co., NY	62	365,204		1.7		9,724,395	26.63	1.8
Manhattan	—	—		—		—	—	—
Sub. Philadelphia	49	402,184		1.9		9,816,565	24.41	1.9
Fairfield Co., CT	15	99,477		0.5		2,841,594	28.57	0.5
Washington, DC/MD	13	69,039		0.3		2,052,289	29.73	0.4
Rockland Co., NY	3	5,264			(d)	131,236	24.93		(d)
TOTAL – 2011	318	2,876,619		13.5		72,110,314	25.07	13.6

2012	212	2,175,585		10.2		57,369,693	26.37	10.9

2013	231	2,753,360		12.9		65,280,127	23.71	12.3

2014	150	1,764,835		8.3		42,074,527	23.84	8.0

2015	101	2,243,331		10.5		51,009,849	22.74	9.6

2016	72	759,683		3.6		18,185,916	23.94	3.4

2017	64	2,158,505		10.1		52,944,903	24.53	10.0

2018	36	754,954		3.5		21,220,087	28.11	4.0

2019	27	588,962		2.8		14,040,808	23.84	2.7

2020 and thereafter	39	1,686,536		7.9		41,173,661	24.41	7.8
Totals/Weighted Average	1,761	21,329,981	(c)	100.0		528,937,178	24.80	100.0

(a)          Includes office tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual December 2008 billings times 12.  For leases whose rent commences after January 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring December 31, 2008 aggregating 41,559 square feet and representing annualized rent of $1,197,188 for which no new leases were signed.

(d)         Represents 0.05% or less.

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	11	88,552		2.0	1,209,439	13.66	2.0
Central NJ	3	21,988		0.5	316,421	14.39	0.5
Westchester Co., NY	32	184,419		4.0	3,035,160	16.46	5.0
Sub. Philadelphia	7	58,148		1.3	423,444	7.28	0.7
Fairfield Co., CT	2	9,775		0.2	135,337	13.85	0.2
TOTAL – 2009	55	362,882		8.0	5,119,801	14.11	8.4

2010
Northern NJ	13	123,559		2.7	1,584,151	12.82	2.6
Central NJ	14	128,629		2.9	2,045,714	15.90	3.4
Westchester Co., NY	41	270,886		6.0	4,667,647	17.23	7.7
Sub. Philadelphia	21	155,080		3.4	1,144,697	7.38	1.9
Fairfield Co., CT	1	10,750		0.2	198,875	18.50	0.3
TOTAL – 2010	90	688,904		15.2	9,641,084	13.99	15.9

2011
Northern NJ	4	23,180		0.5	285,957	12.34	0.5
Central NJ	8	45,576		1.0	551,767	12.11	0.9
Westchester Co., NY	37	227,480		5.0	3,995,083	17.56	6.6
Sub. Philadelphia	19	247,788		5.5	1,707,203	6.89	2.8
Fairfield Co., CT	1	7,050		0.2	142,763	20.25	0.2
TOTAL – 2011	69	551,074		12.2	6,682,773	12.13	11.0

2012	73	628,474		13.9	8,301,036	13.21	13.7

2013	61	660,049		14.6	9,562,808	14.49	15.7

2014	42	405,858		9.0	4,691,228	11.56	7.7

2015	15	217,895		4.8	2,298,241	10.55	3.8

2016	13	195,390		4.3	2,917,594	14.93	4.8

2017	14	164,406		3.6	2,703,156	16.44	4.4

2018	19	249,614		5.5	3,450,748	13.82	5.7

2019	15	343,747		7.6	4,746,200	13.81	7.8

2020 and thereafter	2	56,335		1.3	714,285	12.68	1.1
Totals/Weighted Average	468	4,524,628	(c)	100.0	60,828,954	13.44	100.0

(a)          Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual December 2008 billings times 12.  For leases whose rent commences after January 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)          Includes leases expiring December 31, 2008 aggregating 16,664 square feet and representing annualized rent of $232,476 for which no new leases were signed.

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2009, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	2	32,950	9.0	411,100	12.48	10.3

2011	1	7,600	2.1	95,000	12.50	2.4

2012	1	6,638	1.8	64,388	9.70	1.6

2013	11	154,305	42.0	1,372,584	8.90	34.6

2014	3	30,545	8.3	612,550	20.05	15.4

2016	2	135,082	36.8	1,418,361	10.50	35.7
Totals/Weighted Average	20	367,120	100.0	3,973,983	10.82	100.0

(a)          Includes industrial/warehouse tenants only.  Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual December 2008 billings times 12.  For leases whose rent commences after January 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2009, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	46.4

2018	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted Average	2	17,300	100.0	420,000	24.28	100.0

(a)          Includes stand-alone retail property tenants only.

(b)         Annualized base rental revenue is based on actual December 2008 billings times 12.  For leases whose rent commences after January 1, 2009 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.